SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [X]
File by a Party other than the Registrant [ ]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting material Pursuant to 240.14a-11(c) or 240.14a-12

                               MKTG SERVICES, INC.
                (Name of Registrant as Specified In Its Charter)

               __________________________________________________
    (Name of Person(s) Filing Proxy Statements, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)   Title of each class of securities to which transaction applies:

        (2)   Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        (4)   Proposed maximum aggregate value of transaction;

        (5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

        (1)   Amount Previously Paid:

        (2)   Form, Schedule of Registration Statement No.:

        (3)   Filing Party:

        (4)   Date Filed:

                               MKTG SERVICES, INC.
                   (FORMERLY, MARKETING SERVICES GROUP, INC.)
                               333 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10001
                                 (917) 339-7100

                                                          August 15, 2002


Dear Stockholders:

     On behalf of the Board of Directors and management of MKTG Services, Inc. (formerly, Marketing Services Group, Inc.), (the "Company"), I cordially invite you to attend a Special Meeting of Stockholders to be held on October 2, 2002, at 10:00 a.m., at the offices of Greenberg Traurig, LLP, 200 Park Avenue, 15th Floor, New York, New York 10166.

     The matters to be acted upon at the meeting are fully described in the attached Notice of Special Meeting of Stockholders and Proxy Statement. In addition, several of the directors and executive officers of the Company will be present to respond to any questions that you may have.

     The meeting relates to a stockholder vote to approve the issuance of shares of preferred stock and the shares of common stock issued or issuable upon the conversion of the preferred stock. The Board of Directors of the Company believes that such approval is in the best interest of the Company and its stockholders for the reasons described in the attached proxy statement, and recommends that you vote in favor of such approval.

     Whether or not you plan to attend the Special Meeting, please sign and date the enclosed proxy card and return it in the accompanying envelope as promptly as possible. If you attend the Special Meeting, and I hope you will, you may vote your shares in person, even if you have previously mailed in a proxy card.

      We look forward to greeting you at the meeting.

                                            Sincerely,

                                            J. Jeremy Barbera

                                            Chairman of the Board and
                                            Chief Executive Officer

                                                         GT DRAFT DATED 8/14/02
                                                                    CONFIDENTIAL


                               MKTG SERVICES, INC.
                   (FORMERLY, MARKETING SERVICES GROUP, INC.)
                               333 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10001
                                 (917) 339-7100

                            _________________________

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON OCTOBER 2, 2002

                            _________________________

TO THE STOCKHOLDERS OF
MKTG SERVICES, INC.:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of MKTG SERVICES, INC. (formerly, Marketing Services Group, Inc.), a Nevada corporation (hereinafter "MKTG" or the "Company"), will be held at the offices of Greenberg Traurig, LLP, 200 Park Avenue, 15th Floor, New York, New York 10166 on October 2, 2002, at 10:00 a.m., for the following purposes:

     (1) To obtain stockholder approval of the issuance by the Company of the Company's Series E preferred stock and shares of common stock issued or issuable upon the conversion of the outstanding Series E preferred stock; and

     (2) To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on September 20, 2002 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof. Representation of at least a majority of all outstanding shares of MKTG's common stock, par value $.01 per share, is required to constitute a quorum. Accordingly, it is important that your stock be represented at the meeting. The list of stockholders entitled to vote at the meeting will be available for examination by any stockholder at the Company's offices at 333 Seventh Avenue, New York, New York 10001, during business hours for ten (10) days prior to October 2, 2002.

     Whether or not you plan to attend the Special Meeting, please complete, date and sign the enclosed proxy card and mail it promptly in the self-addressed envelope enclosed for your convenience. You may revoke your proxy at any time before it is voted.

                                          By Order of the Board of Directors

                                            Alan I. Annex
                                            Secretary

New York, New York
August 15, 2002


--------------------------------------------------------------------------------
 YOUR VOTE IS IMPORTANT.  ACCORDINGLY, WE URGE YOU TO DATE, SIGN AND RETURN
 THE ENCLOSED PROXY CARD REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING.

--------------------------------------------------------------------------------

                               MKTG SERVICES, INC.
                   (FORMERLY, MARKETING SERVICES GROUP, INC.)
                               333 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10001
                                 (917) 339-7100

                            _________________________

                                 PROXY STATEMENT
                       FOR SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON OCTOBER 2, 2002

                            _________________________

APPROXIMATE MAILING DATE OF PROXY STATEMENT AND FORM OF PROXY - AUGUST 26, 2002.

                            _________________________

                           INFORMATION CONCERNING VOTE

GENERAL

      This Proxy Statement and the enclosed form of proxy is furnished in connection with the solicitation of proxies by the Board of Directors of MKTG SERVICES, INC. (formerly, Marketing Services Group, Inc.), a Nevada corporation, (hereinafter "MKTG" or the "Company") for use at a Special Meeting of Stockholders to be held on October 2, 2002, at 10:00 a.m. and at any and all adjournments thereof (the "Special Meeting"), with respect to the matters referred to in the accompanying notice. The Special Meeting will be held at the offices of Greenberg Traurig, LLP, 200 Park Avenue, 15th Floor, New York, New York, 10166.

VOTING RIGHTS AND OUTSTANDING SHARES

      Only stockholders of record of the Company's common stock, $.01 par value per share ("Common Stock"), at the close of business on September 20, 2002 (the "Record Date"), will be entitled to notice of and to vote at the Special Meeting. Holders of Common Stock (the "Common Stockholders") entitled to vote will be entitled to one vote for each share of Common Stock that they hold. As of the Record Date, the total number of Common Stock eligible to vote at the Special Meeting was 6,650,381 shares.

REVOCABILITY OF PROXIES

      A stockholder who executes and mails a proxy in the enclosed return envelope may revoke such proxy at any time prior to its use, by notice in writing to the Chief Executive Officer of the Company, at the above address, or by revocation in person at the Special Meeting. Unless so revoked, the shares represented by duly executed proxies received by the Company prior to the Special Meeting will be presented at the Special Meeting and voted in accordance with the stockholder's instructions marked thereon. If no instructions are marked thereon, proxies will be voted for the approval of the issuance by the Company of Common Stock as described in Proposal One.

VOTING PROCEDURES

      All votes shall be tabulated by the inspector of elections appointed for the Special Meeting, who shall separately tabulate affirmative and negative votes, abstentions and broker non-votes. Broker non-votes arise in circumstances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies to the brokers. The presence of a quorum for the Special Meeting, defined here as a majority of the Common Stock issued and outstanding entitled to vote at the Special Meeting, in person or by proxy, is required. Abstentions and broker non-votes will be counted in determining whether a quorum has been reached.

      Assuming a quorum has been reached, a determination must be made as to the results of the vote on each matter submitted for stockholder approval. The proposal to approve the issuance by the Company of Common Stock must be approved by a majority of the stockholders. Broker non-votes will be counted for any purpose in determining whether a matter has been approved.

                                  PROPOSAL ONE

   APPROVAL OF THE ISSUANCE BY THE COMPANY OF ITS SERIES E PREFERRED STOCK AND
      THE SHARES OF COMMON STOCK ISSUED AND ISSUABLE UPON THE CONVERSION OF
                          OUTSTANDING PREFERRED STOCK

      On February 24, 2000, the Company commenced the closing of a private placement of securities with two unaffiliated institutional investors in which the Company sold an aggregate of 30,000 shares of Series E Convertible Preferred Stock, par value $.01 per share (the "Series E Convertible Preferred Stock"), and warrants (the "Preferred Warrants") to acquire 245,180 shares of Common Stock for an aggregate purchase price of $30,000,000 (the "Series E Offering"). All Common Stock numbers and prices referenced herein have been adjusted to reflect the Company's one-for-six reverse stock split which became effective on October 15, 2001. The Series E Convertible Preferred Stock and the Preferred Warrants were issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder. The Series E Convertible Preferred Stock was originally convertible at any time at $146.838 per share, subject to certain reset provisions as well as subject to certain anti-dilution adjustments. In October 2001, pursuant to the Certificate of Designation of the Series E Convertible Preferred Stock (the "Certificate of Designation"), the conversion price of the Series E Convertible Preferred Stock was reset to $2.346. The reset occurred due to a certain warrant issued to GE Capital Corporation becoming exercisable to acquire up to 1,778,334 shares of Common Stock. If the Series E Convertible Preferred Stock was converted in full at such current conversion price, it would convert into 15,028,261 shares of Common Stock.

      Pursuant to Rule 4350(i) of the Nasdaq Stock Market, stockholder approval is required for a transaction which may result in the issuance by us of 20% or more of our outstanding Common Stock on the date of issuance of the Series E Convertible Preferred Stock at a price per share less than the greater of the book value or the market value of the Common Stock. Pursuant to the terms of the Certificate of Designation, the Company must obtain stockholder approval for the issuance of the Series E Preferred Stock and the Common Stock issuable upon conversion of the Series E Convertible Preferred Stock, in accordance with Rule 4350(i) of the Nasdaq Stock Market, at such time that the sum of the aggregate number of the shares of Common Stock actually issued upon conversion of or otherwise pursuant to the Series E Convertible Preferred Stock plus the aggregate number of the shares of Common Stock that remain issuable upon conversion of or otherwise pursuant to the Series E Convertible Preferred Stock at the then effective conversion price, represents more than 19.99% of the outstanding Common Stock on the date of issuance of the Series E Convertible Preferred Stock (i.e., 903,866 shares of Common Stock). Because the aggregate number of shares of Common Stock issued and issuable upon conversion of the Series E Convertible Preferred Stock (based on the current conversion price) exceeds 903,866 shares of the Common Stock, the Company is required to obtain stockholder approval of the issuance of the Series E Convertible Preferred Stock and the Common Stock issued and issuable upon conversion of the Series E Convertible Preferred Stock in accordance with Rule 4350(i) of the Nasdaq Stock Market.

      Accordingly, the Board of Directors is hereby submitting to the stockholders of the Company for their approval of the issuance by the Company of the Series E Preferred Stock and the Common Stock issued and issuable in connection with the conversion of or otherwise pursuant to the Series E Convertible Preferred Stock in accordance with Rule 4350(i) of the Nasdaq Stock Market. There is no guarantee the holders of the Series E Convertible Preferred Stock will convert their remaining shares upon the stockholders granting approval of the issuance by the Company of the Common Stock. The likelihood that the holders of the Series E Convertible Preferred Stock will convert their remaining shares upon the stockholders granting approval of the issuance by the Company of the Common Stock also depends on the then current trading price of the Common Stock. Moreover, pursuant to the terms of the Certificate of Designation, the holders of the Series E Convertible Preferred Stock are not permitted to beneficially own more than 4.9% of the outstanding shares of the Company's Common Stock at any time. Ultimately, if all of the Series E Convertible Preferred Stock is not converted before February 18, 2004, the option to convert expires. At such time, the Series E Convertible Preferred Stock, at the option of the Company, would be redeemable in cash or, if stockholder approval is obtained and the Company is otherwise in compliance with its obligations under the Certificate of Designation, in shares of Common Stock convertible at the then average market price. At this time the Company has not received an indication from the holders of the Series E Convertible Preferred Stock that they intend to convert their remaining shares at any particular time after the stockholders grant approval of the issuance by the Company of the Common Stock.

      If the Company fails to obtain stockholder approval hereunder, the Company will be in default of its obligations under the Certificate of Designation. As a result of the default, the Company will be forced to redeem the remaining shares of the Series E Convertible Preferred Stock is cash at a price equal to the greater of (i) 120% of par plus accrued dividends plus any outstanding default payments or liquidated damages and (ii) the "parity value" of the Series E Convertible Preferred Stock. The "parity value" is the number of shares of Common Stock issuable upon full conversion of the Series E Convertible Preferred Stock, without regard to any conversion limitations, multiplied by the highest closing price of the Common Stock during the default period. A redemption will require the Company to expend a significant amount of money, which it does not presently have available, to redeem the remaining shares of the Series E Convertible Preferred Stock. The Board of Directors believes that the conversion of the Series

E Convertible Preferred Stock into Common Stock is in the best interest of the Company because the conversion of the Series E Convertible Preferred Stock into Common Stock will benefit the Company by eliminating the overhang associated with such shares of the Series E Convertible Preferred Stock as they are converted, eliminating the accumulating premium as to any converted shares and leaving the Company cash to meet its business objectives. Accordingly, the Board of Directors recommends that you vote for approval of the issuance of the Series E Preferred Stock and the shares of Common Stock issued and issuable upon the conversion of outstanding Preferred Stock.

    YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE ISSUANCE
         OF THE SERIES E PREFERRED STOCK AND THE SHARES OF COMMON STOCK
                   ISSUED AND ISSUABLE UPON THE CONVERSION OF
                          OUTSTANDING PREFERRED STOCK.

                          DESCRIPTION OF CAPITAL STOCK

GENERAL

      The authorized capital stock of the Company currently consists of 75,000,000 shares of common stock, $.01, par value per share, and 150,000 shares of preferred stock, par value $.01 per share.

COMMON STOCK

      Each holder of the Company's Common Stock is entitled to one vote for each outstanding share owned by him on every matter properly submitted to the stockholders for their vote. The shares of the Company's Common Stock do not have cumulative voting rights in the election of directors. Stockholders are entitled to any dividends declared by the Board of Directors out of any legally available funds and are entitled to receive on a pro rata basis all assets of the Company available for distribution to the stockholders in the event of a liquidation, dissolution or winding up of the Company. Stockholders do not have any preemptive right to become subscribers or purchasers of additional shares of any class of the Company's capital stock in any subsequent offering.

PREFERRED STOCK

      The Company has designated 30,000 shares of preferred stock as Series E Convertible Preferred Stock. The Series E Convertible Preferred Stock is redeemable into cash or shares of Common Stock on February 18, 2004 at the option of the Company. The Series E Convertible Preferred Stock provides for liquidation preference under certain circumstances. The Series E Convertible Preferred Stock has no dividend requirements. The Series E Preferred Stock is currently convertible at $2.346 per share.

REGISTRAR AND TRANSFER AGENT

      The registrar and transfer agent for the Company's Common Stock is Continental Stock Transfer & Trust Company. Its address is 17 Battery Place, New York, New York 10004.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding the beneficial ownership of Common Stock as of August 15, 2002 by: (i) each
Director and each of the Named Executive Officers; (ii) all executive officers and Directors of the Company as a group; and (iii) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock. (All such numbers have been adjusted to reflect the Company's one-for-six reverse stock split which became effective on October 15, 2001).

                                                          AMOUNT AND NATURE OF
                                                              COMMON STOCK
                                                           BENEFICIALLY OWNED
                                                        ------------------------
NAME AND ADDRESS OF BENEFICIAL HOLDER (1)                   NUMBER     PERCENT
-----------------------------------------               -----------    ---------


Directors and Named Executive Officers:
J. Jeremy Barbera(2)..................................      769,792    11.44%
David Greenspan(3)....................................       20,270         *
Cindy Hill(4).........................................       22,316         *
Thomas Smith(5).......................................        7,293         *
Alan I. Annex(6)......................................       14,604         *
Seymour Jones(7)......................................       17,727         *
C. Anthony Wainwright(8)..............................       12,402         *
John Gerlach (9)......................................       19,750         *
All Directors and Executive Officers as a group
      (8 persons).....................................      884,154    13.20%

5% Stockholders:

GE Capital Corporation(10)............................    2,496,870     30.31%
*     Less than 1%

      (1) Unless otherwise indicated in these footnotes, each stockholder has sole voting and investment power with respect to the shares beneficially owned. All share amounts reflect beneficial ownership determined pursuant to Rule 13d-3 under the Exchange Act. All information with respect to beneficial ownership has been furnished by the respective Director, executive officer or stockholder, as the case may be. Except as otherwise noted, each person has an address in care of the Company.

      (2) Includes 269,792 beneficially owned shares of Common Stock issuable upon the exercise of options which are currently exercisable or are exercisable within 60 days of August 15, 2002.

      (3) Includes 18,520 beneficially owned shares of Common Stock issuable upon the exercise of options which are currently exercisable or are exercisable within 60 days of August 15, 2002.

      (4) Includes 21,482 beneficially owned shares of Common Stock issuable upon the exercise of options which are currently exercisable or are exercisable within 60 days of August 15, 2002.

      (5) Includes 3,126 beneficially owned shares of Common Stock Issuable upon the exercise of options which are currently exercisable or are exercisable within 60 days of August 15, 2002.

      (6) Includes 13,834 beneficially owned shares of Common Stock issuable upon the exercise of options which are currently exercisable or are exercisable within 60 days of August 15, 2002.

      (7) Includes 11,000 beneficially owned shares of Common Stock issuable upon the exercise of options which are currently exercisable or are exercisable within 60 days of August 15, 2002.

      (8) Includes 10,834 beneficially owned shares of Common Stock issuable upon the exercise of options which are currently exercisable or are exercisable within 60 days of August 15, 2002.

      (9) Includes 17,000 beneficially owned shares of Common Stock issuable upon the exercise of options which are currently exercisable or are exercisable within 60 days of August 15, 2002.

      (10) Includes 1,778,334 beneficially owned shares of Common Stock issuable upon the exercise of warrants which are currently exercisable or are exercisable with 60 days of August 15, 2002. The address for the 5% Stockholder is as follows: 120 Long Ridge Road, Stamford, Connecticut 06927.

                  OTHER MATTERS ARISING AT THE SPECIAL MEETING

      The matters referred to in the Notice of Special Meeting and described in this Proxy Statement are, to the knowledge of the Board of Directors, the only matters that will be presented for consideration at the Special Meeting. If any other matters should properly come before the Special Meeting, the persons appointed by the accompanying proxy will vote on such matters in accordance with their best judgment, pursuant to the discretionary authority granted to them in the proxy.

                         COST OF SOLICITATION OF PROXIES

      The solicitation of proxies pursuant to this Proxy Statement is made by and on behalf of the Company's Board of Directors. The cost of such solicitation will be paid by the Company. Such cost includes the preparation, printing and mailing of the Notice of Special Meeting, Proxy Statement, and form of proxy. The solicitation will be conducted principally by mail, although directors, officers and employees of the Company (at no additional compensation) may solicit proxies personally or by telephone or telegram. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy material to the beneficial owners of shares held of record by such fiduciaries, and the Company may reimburse such persons for their reasonable expenses in so doing.

                                              By Order of the Board of Directors


                                              Alan I. Annex
                                              Secretary

New York, New York
August 15, 2002

                               MKTG SERVICES, INC.
                   (FORMERLY, MARKETING SERVICES GROUP, INC.)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
       FOR A SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 2, 2002

            The undersigned stockholder(s) of MKTG Services, Inc. (formerly, Marketing Services Group, Inc.), a Nevada corporation (the "Company"), hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and the Proxy Statement and hereby appoints Jeremy Barbera and Alan I. Annex, each with the full authority to act without the other and with the power to appoint his substitute, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as designated on this proxy card, all the shares of Common Stock of the Company held of record by the undersigned on September 20, 2002 at a Special Meeting of Stockholders to be held on October 2, 2002, or any adjournment or adjournments thereof, as indicated on the matters set forth below:

            1. Approval of the issuance by the Company of Common Stock pursuant to the conversion of outstanding preferred stock.

            Proposal 1:  [  ] FOR          [  ] AGAINST          [  ]  ABSTAIN

            2. In their discretion, upon any other matter or matters as may properly come before the meeting or any adjournment or adjournments thereof.

          PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY PROMPTLY

            THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AND WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, IT WILL BE VOTED "FOR" ITEM 1 AS DESCRIBED ABOVE AND IN THE ACCOMPANYING PROXY STATEMENT, AND AS THE PROXIES DEEM ADVISABLE ON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                                          Dated _______, 2002




                                                        Signature


                                                        Signature


(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)